EXHIBIT 10.4


                                SERVICE AGREEMENT

THIS AGREEMENT dated for reference the 1st day of March, 1999.

BETWEEN:

          Jeffrey D Paquin, Lawyer and business man, residing at 4775 Woodgreen Drive, West Vancouver, British Columbia

          ("JDP.")

                                                              OF THE FIRST PART

AND:

          Sportsprize  Entertainment  Inc.,
          A body corporate incorporated under the laws of the State of Nevada, U.S.A.

          ("Sportsprize")

                                                              OF THE SECOND PART

WHEREAS:

A.   Jeffrey   Paquin  ("JDP")  is  a  Director  and  President  of  Sportsprize
Entertainment Inc.

B. Sportsprize wishes to pay JDP. to provide services to Sportsprize, and to continue toserve as an officer of Sportsprize and perform the duties of the office of President of Sportsprize, on the terms and subject to the conditions set out herein.

     NOW, THEREFORE, THIS AGREEMENT WITNESSES that the parties mutually agree as follows:

1. Engagement: Sportsprize engages JDP., to provide the services of President to Sportsprize to serve as an officer of Sportsprize and perform the duties of the office of President of Sportsprize.

2. Term: The term ("Term") of the engagement ("Engagement") deemed to have commenced on the date of execution and will end on the first anniversary, unless terminated pursuant to this Agreement.

3.   Duties and Obligations of JDP: During the Term, JDP. will:


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     (a)  Make  himself  available  for  election to the office of  President of
          Sportsprize, as determined by the Board of Directors (the "Board") of Sportsprize.

4.   Performance: JDP. will perform the duties hereunder as follows:

     (a) Subject to ill health, JDP. will provide the services of President to Sportsprize during each day that is a business day in the Term.

5. Remuneration: In consideration of the services to be provided by JDP. hereunder, Sportsprize will:

     (a) pay JDP. US$ 3,500 (or such other amount as the parties may agree in writing) per calendar month during the Term on the last day of each month or, if such days are not business days, on the first prior day that is a business day;

          (1) Once JDP becomes a full time employee of Sportsprize, JDP. shall receive from Sportsprize USD $7,500 per Month. Further, once the company achieves an income revenue that is at least equal to the companies operating costs, then the parties will renegotiate
               JDP's monthly remuneration to a rate considered at par to industry standards.

     (b) Reimburse JDP, for all reasonable expenses incurred by JDP. in the performance of the duties as President .

     (b) In the absolute discretion of the Board, grant JDP stock options in accordance with the rules and regulations of applicable regulatory authorities. The minimum number of options to be issued per year will be 300,000 at a price no less than $0.25 per share, and subject to the appropriate regulatory bodies.

6.   Termination: The following will govern termination under this Agreement:

     (a) If JDP agrees to become a full-time employee of Sportsprize, JDP. may deliver to Sportsprize a notice to terminate this Engagement on a day not less than 30 days after the day of such delivery and the Engagement will terminate at the expiration of such 30-day period.

     (b) if JDP wishes to terminate his employment or this agreement he shall give the company thirty days notice, and will not receive any further stock incentives thereafter.

     (b) Sportsprize may terminate the Engagement without notice and without any payment in lieu of notice if:

          (i) JDP. is guilty of any wilful act, neglect, or conduct that causes substantial damage or discredit to Sportsprize, or

          (ii) JDP. is convicted of any offense involving fraud.



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     (c)  Sportsprize may terminate the Engagement on notice given not less than one- (1) months prior to the effective date of termination. Upon such termination, JDP. will be paid a severance allowance as follows:

          Six months income and no more than two thirds of any remaining stock incentives still outstanding

7. Disclosure: JDP will refrain from making public or disclosing to any person who is not an officer or direction of Sportsprize any information that may come to the knowledge of Sky during the Term respecting the business dealings of Sportsprize or any of the clients of Sportsprize.

8. 1. Indemnity: JDP. will indemnify and save harmless Sportsprize from and against any and all damages or losses resulting from:

     (a)  Any breach of this Agreement on the part of JDP., or

     (c) Any act or omission of JDP. where such constitutes gross negligence or wilful misconduct, but no act of JDP will, of itself, be deemed gross negligence or wilful misconduct if it is done or omitted at the instruction or with the concurrence of the Board.

     2. Sportsprize shall execute an Indemnification Agreement in favour of JDP acting out his duties as an executive Officer of the Company.


9. Assignment: JDP may not assign all or any part of its interest in this Agreement or delegate the performance of his duties hereunder to any other person without the written consent of Sportsprize.

10.  Miscellaneous:

     (a) Each party will, on the request of the other, execute and deliver such other agreements, deeds, documents, and instruments, and do such further acts and things as the other may reasonably request in order to evidence, carry out and give full force and effect to the terms, conditions, intent and meaning of this Agreement.

     (b) If any provision of this Agreement is invalid or unenforceable for any reason whatsoever, such provision will be severable from the remainder of this Agreement, the validity of the remainder will continue in full force and effect and this Agreement will be construed as if it had been executed without the invalid or unenforceable provision.

     (c) No consent or waiver express or implied, by either party to or of any breach by the other party in the performance by the other of any or all of its obligations under this Agreement:



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          (i)  Will be valid unless it is in writing and specifically  stated to be a consent or waiver pursuant to this subsection,

          (ii) May be relied on by the other as a consent or waiver to or of any other breach or default of the same or any other obligation,

          (iii)Will   constitute   a  general   consent  or  waiver  under  this
               Agreement, or

          (iv) Will eliminate or modify the need for a specific consent or waiver pursuant to this subsection in any other instance.

     (d) Notices, requests, demands, or directions to one party to this Agreement by another will be in writing and will be delivered as follows:

          If to Sportsprize at:

          ----------------------------------

          ----------------------------------


          If to JDP. at:

          4775 Woodgreen Drive, West Vancouver BC., V7S 2Z9

          Attention: Jeffrey Paquin

          Or to such other address as may be specified by one party to the other in a notice given in the manner provided in this subsection.

     (e) This Agreement is made in British Columbia with the intention that its construction and validity and all other issues related to its administration will, in all respects, be governed by the laws prevailing in that Province.

     (f) In the event of any dispute between the parties in respect of the interpretation of this Agreement or any matter to be agreed on, such dispute will be determined by a single arbitrator appointed and acting pursuant to the Commercial Arbitration Act (British Columbia) and the decision of the arbitrator will be final and binding on the parties.



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     (g)  This Agreement  constitutes the entire  agreement  between the parties and there are no representations or warranties, express or implied, statutory or otherwise, and no agreement collateral hereto other than as expressly set forth or referred to herein.


     IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day first above written.


Sportsprize Entertainment Inc.
By it's authorized signatory:


/s/Illegible
------------------------------------
Secretary/treasurer



/s/Jeffrey D. Paquin
------------------------------------
Jeffrey D Paquin